UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 27, 2017 (March 27, 2017)
HERC HOLDINGS INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-33139	20-3530539
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27500 Riverview Center Blvd.
Bonita Springs, Florida 34134
(Address of principal executive offices, including zip code)

(239) 301-1000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On March 27, 2017, Herc Holdings Inc., a Delaware corporation, announced that Nancy Merola, its Vice President and Chief Accounting Officer, has decided to resign her positions with the Company effective March 31, 2017. The Company thanks Ms. Merola for her contributions and service and wishes her well in her future endeavors.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERC HOLDINGS INC.
(Registrant)

By:	/s/ Barbara L. Brasier
Name:	Barbara L. Brasier
Title:	Senior Vice President and Chief Financial Officer
Date:  March 27, 2017

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